                                                                                                 Exhibit 23.2

                                                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Acxiom Corporation:

         We consent to the incorporation by reference in this Post Affective Amendment No. 2 to the Registration Statement on Form
S-8 of our report on the consolidated statements of operations, stockholders' equity and cash flows of Acxiom Corporation and subsidiaries for the year ended March 31, 2000, which is incorporated by reference in the March 31, 2002 annual report on Form 10-K of Acxiom Corporation.

/s/ KPMG LLP

Dallas, Texas
August 20, 2002